EXHIBIT 10.12

I, Saeed Quraeshi, hereby irrevocably waive any right to compensation as a Director of Escue Energy, Inc. for the fiscal years ended December 31, 2015 and December 31, 2016.

Dated: August 17, 2016	By:	/s/ Saeed Quraeshi
Saeed Quraeshi